Hood River Small-Cap Growth Fund
Schedule of Investments
September 30, 2021 (Unaudited)
	Number of
	Shares	Value
COMMON STOCKS - 97.6%
COMMUNICATION SERVICES - 1.0%
Entertainment - 0.3%
CuriosityStream, Inc. (a)(c)	338,685	$3,569,740

Media - 0.7%
Magnite, Inc. (a)(c)	287,532	8,050,896
TOTAL COMMUNICATION SERVICES		11,620,636

CONSUMER DISCRETIONARY - 20.5%
Distributors - 0.8%
Funko, Inc. (a)	525,296	9,565,640

Diversified Consumer Services - 0.0%
Vivint Smart Home, Inc. (a)(c)	19,652	185,711

Hotels, Restaurants & Leisure - 8.2%
Caesars Entertainment, Inc. (a)	364,371	40,911,576
Golden Entertainment, Inc. (a)	228,864	11,234,934
Playa Hotels & Resorts NV - ADR (a)	1,277,990	10,594,537
SeaWorld Entertainment, Inc. (a)(c)	606,335	33,542,452
		96,283,499
Household Durables - 0.7%
Lovesac Co. (a)(c)	120,352	7,954,064

Internet & Direct Marketing Retail - 1.5%
iPower, Inc. (a)(c)	125,619	497,451
RumbleON, Inc. (a)	239,029	9,317,351
Shutterstock, Inc.	73,518	8,331,060
		18,145,862
Leisure Products - 1.1%
AMMO, Inc. (a)(c)	2,120,012	13,038,074

Multiline Retail - 1.8%
Franchise Group, Inc. (c)	583,759	20,670,906

Specialty Retail - 6.4%
Academy Sports & Outdoors, Inc. (a)(c)	544,491	21,790,530
Boot Barn Holdings, Inc. (a)(c)	256,518	22,796,755
Rent-A-Center, Inc.	458,030	25,745,866
The Original Bark Co. (a)(c)	761,799	5,225,941
		75,559,092
TOTAL CONSUMER DISCRETIONARY		241,402,848

Consumer Staples - 2.3%
Beverages - 2.3%
Celsius Holdings, Inc. (a)(c)	300,493	27,071,414
TOTAL CONSUMER STAPLES		27,071,414

ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Denison Mines Corp. - ADR (a)(c)	7,408,382	10,890,321
Tellurian, Inc. (a)(c)	1,989,613	7,779,387
		18,669,708
TOTAL ENERGY		18,669,708

FINANCIALS - 8.7%
Banks - 3.9%
TriState Capital Holdings, Inc. (a)	356,361	7,537,035
Western Alliance Bancorp	354,705	38,598,998
		46,136,033
Capital Markets - 2.3%
B. Riley Financial, Inc. (c)	187,710	11,082,398
Open Lending Corp. (a)	435,128	15,695,067
		26,777,465
Insurance - 1.8%
HCI Group, Inc. (c)	93,021	10,303,936
Kinsale Capital Group, Inc. (c)	55,084	8,907,083
Palomar Holdings, Inc. (a)	31,879	2,576,780
		21,787,799
Mortgage Real Estate Investment Trusts (REITs) - 0.7%
AFC Gamma, Inc.	372,422	8,036,867
TOTAL FINANCIALS		102,738,164

Health Care - 17.4%
Biotechnology - 5.7%
Amicus Therapeutics, Inc. (a)(c)	610,268	5,828,059
Arrowhead Pharmaceuticals, Inc. (a)(c)	120,027	7,493,286
Biohaven Pharmaceutical Holding Co Ltd. - ADR (a)(c)	30,940	4,297,875
Cytokinetics, Inc. (a)(c)	223,565	7,990,213
Deciphera Pharmaceuticals, Inc. (a)(c)	76,772	2,608,713
Insmed, Inc. (a)(c)	158,886	4,375,720
Karuna Therapeutics, Inc. (a)(c)	41,088	5,026,295
Krystal Biotech, Inc. (a)(c)	79,811	4,166,932
Natera, Inc. (a)(c)	139,238	15,516,683
Neurocrine Biosciences, Inc. (a)(c)	63,705	6,109,947
TG Therapeutics, Inc. (a)(c)	125,576	4,179,169
		67,592,892
Health Care Equipment & Supplies - 4.5%
Axonics, Inc. (a)(c)	316,025	20,570,067
Cerus Corp. (a)(c)	795,351	4,843,688
CONMED Corp. (c)	76,638	10,026,549
Integer Holdings Corp. (a)	76,230	6,810,388
Integra LifeSciences Holdings Corp. (a)	151,510	10,375,405
		52,626,097
Health Care Providers & Services - 5.7%
Alignment Healthcare, Inc. (a)(c)	549,483	8,780,738
Community Health Systems, Inc. (a)	525,191	6,144,735
LHC Group, Inc. (a)	24,744	3,882,581
Option Care Health, Inc. (a)	291,259	7,065,943
Select Medical Holdings Corp.	951,961	34,432,430
Surgery Partners, Inc. (a)(c)	150,988	6,392,832
		66,699,259
Health Care Technology - 1.5%
Vocera Communications, Inc. (a)(c)	394,535	18,053,922
TOTAL HEALTH CARE		204,972,170

INDUSTRIALS - 25.2%
Aerospace & Defense - 2.4%
Axon Enterprise, Inc. (a)	75,716	13,251,814
Byrna Technologies, Inc. (a)(c)	133,804	2,924,956
Kratos Defense & Security Solutions, Inc. (a)(c)	516,916	11,532,396
		27,709,166
Airlines - 0.9%
Azul SA (a)(c)	535,899	10,750,134
		10,750,134
Air Freight & Logistics - 2.0%
GXO Logistics, Inc. (a)	152,796	11,985,318
XPO Logistics, Inc. (a)	152,796	12,159,506
		24,144,824
Commercial Services & Supplies - 1.4%
Clean Harbors, Inc. (a)	86,673	9,002,725
Viad Corp. (a)(c)	173,686	7,887,081
		16,889,806
Construction & Engineering - 2.2%
MasTec, Inc. (a)	299,097	25,806,089

Electrical Equipment - 3.9%
Babcock & Wilcox Enterprises, Inc. (a)(c)	907,746	5,818,652
Sensata Technologies Holding PLC - ADR (a)	51,513	2,818,791
Vicor Corp. (a)	274,997	36,893,598
		45,531,041
Machinery - 5.4%
Chart Industries, Inc. (a)(c)	167,624	32,034,623
Colfax Corp. (a)	410,125	18,824,737
Kornit Digital Ltd. - ADR (a)	90,493	13,097,957
		63,957,317
Marine - 0.7%
Kirby Corp. (a)	163,231	7,828,559

Professional Services - 0.4%
Legalzoom.com, Inc. (a)(c)	120,288	3,175,603
Otonomo Technologies Ltd. - ADR (a)	450,000	2,151,000
		5,326,603
Road & Rail - 3.2%
TFI International, Inc. - ADR	366,558	37,454,896

Trading Companies & Distributors - 2.7%
Fortress Transportation and Infrastructure Investors LLC	1,257,429	31,913,548
TOTAL INDUSTRIALS		297,311,983

INFORMATION TECHNOLOGY - 19.2%
Communications Equipment - 1.4%
Calix, Inc. (a)	339,424	16,777,728

Electronic Equipment, Instruments & Components - 0.3%
Jabil, Inc.	56,856	3,318,685

IT Services - 3.8%
BigCommerce Holdings, Inc. (a)(c)	176,428	8,934,314
I3 Verticals, Inc. (a)(c)	174,786	4,231,569
Perficient, Inc. (a)(c)	162,928	18,850,770
WNS Holdings Ltd. - ADR (a)	161,468	13,208,082
		45,224,735
Semiconductors & Semiconductor Equipment - 9.8%
Indie Semiconductor, Inc. (a)(c)	257,848	3,174,109
Kulicke & Soffa Industries, Inc. (c)	384,691	22,419,791
ON Semiconductor Corp. (a)	340,305	15,575,760
Onto Innovation, Inc. (a)(c)	435,254	31,447,102
SiTime Corp. (a)	184,887	37,748,379
Ultra Clean Holdings, Inc. (a)	40,745	1,735,737
Universal Display Corp.	17,791	3,041,549
		115,142,427
Software - 3.9%
Clearwater Analytics Holdings, Inc. (a)	90,119	2,307,947
Couchbase, Inc. (a)(c)	108,417	3,372,853
CS Disco, Inc. (a)	107,253	5,141,709
Elastic NV - ADR (a)	49,180	7,327,328
NICE Ltd. - ADR (a)(c)	28,826	8,187,737
Telos Corp. (a)(c)	541,386	15,386,190
WalkMe Ltd. - ADR (a)	133,573	3,973,797
		45,697,561
TOTAL INFORMATION TECHNOLOGY		226,161,136

MATERIALS - 1.7%
Construction Materials - 1.7%
Eagle Materials, Inc.	153,791	20,171,228
TOTAL MATERIALS		20,171,228
TOTAL COMMON STOCKS (Cost $820,858,323)		1,150,119,287

PREFERRED STOCK - 0.3%
INFORMATION TECHNOLOGY - 0.3%
Stronghold Digital Mining, Inc. - Series B (a)(d)(e)	26,813	849,972
Stronghold Digital Mining, Inc. - Series A (a)(d)(e)	96,000	3,043,200
TOTAL PREFERRED STOCK (Cost $3,249,972)		3,893,172

REITS - 1.3%
Mortgage Real Estate Investment Trusts (REITs) - 0.5%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (c)	187,749	10,040,817
Equity Real Estate Investment Trusts (REITs) - 0.8%
Safehold, Inc. (c)	81,116	5,831,429
TOTAL REITS (Cost $12,888,754)		15,872,246

SHORT-TERM INVESTMENT - 0.4%
MONEY MARKET FUND - 0.4%
First American Treasury Obligations Fund - Class Z, 0.01% (b)	4,835,970	4,835,970
TOTAL SHORT-TERM INVESTMENT (Cost $4,835,970)		4,835,970

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 28.0%
Mount Vernon Liquid Assets Portfolio, 0.10% (b)	329,674,173	329,674,173
TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (Cost $329,674,173)		329,674,173
TOTAL INVESTMENTS (Cost $1,171,507,192) - 127.6%		1,504,394,848
Liabilities in Excess of Other Assets - (27.6)%		(325,740,216)
TOTAL NET ASSETS - 100.0%		$1,178,654,632

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt
PLC - Public Limited Company
REIT - Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate shown represents the fund's 7-day yield as of September 30, 2021.
(c)	This security or a portion of this security was out on loan at September 30, 2021. As of September 30, 2021, the total value of loaned securities was $320,938,859 or 27.2% of net assets. The remaining contractual maturity of all the securities lending transactions is overnight and continuous.
(d)	Security valued at fair value using methods determined in good faith by members of the Valuation Committee by following procedures approved by the Board.
(e)	Purchased in private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.
At September 30, 2021, the market value of these securities total $3,893,172 which represents 0.3% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P").
GICS is a service mark of MSCI and S&P and has been licensed for use by Hood River Capital Management LLC.

Summary of Fair Value Measurements at September 30, 2021 (Unaudited)

    The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund's securities as of September 30, 2021:

    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund's securities as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$11,620,636	$-	$-	$11,620,636
Consumer Discretionary	241,402,848	-	-	241,402,848
Consumer Staples	27,071,414	-	-	27,071,414
Energy	18,669,708	-	-	18,669,708
Financials	102,738,164	-	-	102,738,164
Health Care	204,972,170	-	-	204,972,170
Industrials	297,311,983	-	-	297,311,983
Information Technology	226,161,136	-	-	226,161,136
Materials	20,171,228	-	-	20,171,228
Total Common Stocks	1,150,119,287	-	-	1,150,119,287
REITs	15,872,246	-	-	15,872,246
Preferred Stocks
Information Technology	-	-	3,893,172	3,893,172
Total Preferred Stocks	-	-	3,893,172	3,893,172
Short-Term Investments	4,835,970	-	-	4,835,970
Investments Purchased with Cash Proceeds from Securities Lending	329,674,173	-	-	329,674,173
Total Investments in Securities	$1,500,501,676	$-	$3,893,172	$1,504,394,848

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

		Investments, at Value
Balance as of June 30, 2021		$3,893,172
Purchases		-
(Sales proceeds and/or rights exercised)		-
Accrued discounts/premiums, net		-
Realized gain/(loss)		-
Change in unrealized appreciation/(depreciation)		-
Transfer in and/or (out) of Level 3		-
Balance as of September 30, 2021		$3,893,172

The Level 3 investments as of September 30, 2021 represented 0.3% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

Secured Borrowings

  The Fund participates in securities lending arrangements whereby it lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as the Fund’s securities lending agent.

  U.S. Bank, N.A. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

  The Fund may lend securities pursuant to agreements that require the loans to be secured by collateral consisting of cash, securities of the U.S. Government or it agencies, or any combination of cash and such securities.  At that time of loans, the collateral value should at least be equal to 102% of domestic securities and 105% of foreign securities.  The value of loaned securities will then be marked-to-market daily and the collateral will be continuously secured by collateral equal to 100% of the market value of the loaned securities.   Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceeds one-third of the value of the Fund’s total assets taken at fair market value.  The Fund will earn interest on the investment of the cash collateral in U.S. Government securities, short-term money market instruments or such other approved vehicle.  However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral.  There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially.  However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk.  Either party, upon reasonable notice to the other party, may terminate the loan.

As of September 30, 2021, the Fund had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in the Fund’s Schedule of Investments.

The following table presents the securities out on loan for the Fund, and the collateral delivered related to those securities, as of the end of the reporting period.

	Securities Lending Transactions
	Overnight and Continuous	Asset Class out on Loan	Investments Purchased with Cash Proceeds from Securities Lending	Collateral Pledged From Counterparty^	Net Exposure
	Hood River Small-Cap Growth Fund	Common Stock	$329,674,173	$ 329,674,173	$-

	The Fund paid $50,998 in securities lending fees to U.S. Bank, N.A. during the period.

^
As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Schedule of Investments for details on the securities out on loan.